UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)                August 14, 2002

                                   i2corp.com
               (Exact name of Registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

               000-27603                                  84-1423373
       (Commission File Number)                (IRS Employee Identification No.)

   320 Alisal Road, Bldg. C, Suite 304, Solvang, California           93464
        (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code         (805) 693-8198


          (Former name or former address, if changed since last report)

Item 9. Regulation FD.

      On August 14, 2002, i2corp.com (the "Company") submitted to the Securities and Exchange Commission the certification required by its chief executive officer and chief financial officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             i2corp.com
                                            (Registrant)


Date:  August 14, 2002            By:  /s/ Chris P. Almida
                                       ----------------------------------------
                                       Chris P. Almida
                                       President, Acting Chief Executive Officer
                                       and Acting Chairman